UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 13, 2020, the Board of Directors of Dollar Tree, Inc. (the “Company”) approved certain amendments to the Company’s By-Laws (the “Amended By-Laws”), which became effective immediately upon the Board’s approval.

The Amended By-Laws permit the Company’s stockholder meetings to be held solely or in part by means of remote communication, as determined by the Board of Directors in its sole discretion. Prior to the amendment, the By-Laws required stockholder meetings to be held at a physical location. The Amended By-Laws also make certain other clarifying and conforming changes regarding stockholder meetings and permit directors to participate remotely in all Board and committee meetings.

The Amended By-Laws were adopted by the Board primarily to provide the Company with additional flexibility in conducting the Company’s stockholder meetings, including the 2020 annual meeting of stockholders, as a result of the current circumstances presented by the coronavirus, or COVID-19, pandemic.

In addition, the Board amended the Company’s By-Laws to reduce the size of the Board from thirteen directors to twelve directors, effective immediately prior to the convening of the 2020 annual meeting of stockholders, in anticipation of the retirement of Conrad M. Hall from service on the Board. Mr. Hall’s retirement as a director of the Company upon the expiration of his term at the 2020 annual meeting of stockholders was previously reported by the Company on a Form 8-K filed on November 19, 2019.

The foregoing summary of the Amended By-Laws does not purport to be complete and is qualified in its entirety by reference to the Amended By-Laws, a copy of which is attached to this report as Exhibit 3.1 and is incorporated herein by reference. The Amended By-Laws attached to this report contain only those amendments that were effective on April 13, 2020. The amendment to the By-Laws to reflect the reduction in the size of the Board will be filed on a subsequent Form 8-K once the amendment has become effective.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

3.1     By-Laws of Dollar Tree, Inc., as amended effective April 13, 2020.

104     The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: April 15, 2020	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer